UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007 (February 14, 2007)
NOVINT TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-51783	85-0461778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4109 Bryan Avenue, NW
Albuquerque, New Mexico 87114
(Address of principal executive offices)
Registrant’s telephone number, including area code: (866) 298-4420
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Cautionary Note Regarding Forward Looking Statements
     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS
     Reference is made to the disclosures set forth under Item 5.03 below of this Current Report and Exhibit 3.5 hereto regarding the amendment of the Bylaws of Novint Technologies, Inc. (the “Registrant” or “Novint”) approved by Novint’s Board of Directors, which disclosure is incorporated under this Item 3.03 by reference.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
     On February 14, 2007, Novint’s Board of Directors, by unanimous written consent, approved an amendment to Article IV of Novint’s Bylaws, effective on February 14, 2007. The effect of the amendment is to allow shareholders to approve corporate actions without a meeting, as permitted under Delaware General Corporation Law Section 228, by written consent if a majority of the shareholders entitled to vote with respect to the corporate action sign the written consent approving such actions. Previously, the Bylaws provided that all of the shareholders entitled to vote were required to sign the written consent for corporate action to be approved without a meeting.

Item 9.01	FINANCIAL STATEMENT AND EXHIBITS.
(d)	INDEX TO EXHIBITS.

Exhibit
Number	Description
3.5	Amended Bylaws of Novint Technologies, Inc.
[SIGNATURES PAGE FOLLOWS.]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2007	NOVINT TECHNOLOGIES, INC.
	By:	/s/ Tom Anderson
Tom Anderson
Chief Executive Officer